UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 13, 2010

DIAMOND RANCH FOODS, LTD.

(Exact name of registrant as specified in its charter)

Nevada	20-1389815
(State or other jurisdiction of incorporation or organization	(I.R.S. Employer Identification No.)

355 Food Center Drive B-1, Bronx, NY	10474
(Address of Principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code.	(718) 991-9595

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On January 13, 2010, the Registrant received comments from the Staff of the Securities and Exchange Commission (“SEC”). The Registrant has concluded, based on the discussion between the Registrant’s principal financial officer and independent auditor, to restate certain elements of the balance sheets and income statements which also affected the statements of equity and cash flows. The following tables detail the specific changes:

DIAMOND RANCH FOODS, LTD.

BALANCE SHEETS

	March 31, 2009 As originally stated	March 31, 2009 Adjustment	March 31, 2009 Restated	March 31, 2008 As originally stated	March 31, 2008 Adjustment	March 31, 2008 Restated
ASSETS Current Assets:
Cash in Bank	$7,057		$7,057	$20,791		$20,791
Marketable Securities	62,400		62,400	44,080		44,080
Accounts Receivable – Factored	318,433		318,433	718,675		718,675
Accounts Receivable-Non Factored (Net)	315,854		315,854	75,940		75,940
Inventory	134,945		134,945	171,815		171,815
Prepaid Expenses	17,488		17,488	29,413		29,413
Total Current Assets	856,177		856,177	1,060,714		1,060,714
Fixed Assets – Net	21,711		21,711	149,133		149,133

Deposits	-		-	3,335		3,335
Total Other Assets	-		-	3,335		3,335

Total Assets	$877,888		$877,888	$1,213,182		$1,213,182

LIABILITIES & STOCKHOLDERS' EQUITY
Current Liabilities:

Accounts Payable and Accrued Expenses	$1,744,568		$1,744,568	$1,225,395		$1,225,395
Factoring Line of Credit	316,781		316,781	706,935		706,935
Notes Payable	60,000		60,000	100,000		100,000
Shareholder Loans	-	2,084,488(a)	2,084,488	-	1,982,657(a)	1,982,657
Capital Lease Obligation	2,849		2,849	12,065		12,065
Total Current Liabilities	2,124,198		4,208,686	2,044,395		4,027,052
Non-Current Liabilities:
Note Payable	30,000		30,000	-		-
Shareholder Loans	2,084,488	(2,084,488) (a)	-	1,982,657	(1,982,657) (a)	-
Capital Lease Obligation	-		-	986		986
Interest Payable	335,830		335,830	218,289		218,289

Total Long Term Liabilities	2,450,318		365,830	2,201,932		219,275

TOTAL LIABILITIES	4,574,516		4,574,516	4,246,327		4,246,327

STOCKHOLDERS' DEFICIT
Preferred Stock, authorized 10,000,000 shares, par value $.0001, 5,284 shares issued and outstanding as of March 31, 2009 and March 31, 2008	528	(527)(b)	1	528	(527) (b)	1
Common Stock, authorized 500,000,000 shares, $0.0001 par value $.0001, 10,777,800 and 32,398 shares issued and outstanding as of March 31, 2009 and March 31, 2008	1,078		1,078	3		3
Additional Paid-In Capital	3,966,611	492,757(c)	4,459,368	3,805,768	270,407(c)	4,076,175
Treasury Stock	(100,000)	100,000(c)	-	(100,000)	100,000(c)	-
Retained Deficit	(7,564,845)	(592,230) (c)	(8,157,075)	(6,739,444)	(369,880) (c)	(7,109,324)
Total Stockholders’ Deficit	(3,696,628)		(3,696,628)	(3,033,145)		(3,033,145)
Total Liabilities and Stockholders' Deficit	$877,888		$877,888	$1,213,182		$1,213,182

(a)

To reclassify shareholder debt as current.

(b)

To properly state the par value of the preferred stock issued.

(c)

To adjust for the repurchase of common stock and the value of shares issued for services rendered.

DIAMOND RANCH FOODS, LTD
STATEMENTS OF OPERATIONS

	March 31, 2009 As originally stated	March 31, 2009 Adjustment	March 31, 2009 Restated	March 31, 2008 As originally stated	March 31, 2009 Adjustment	March 31, 2008 Restated

Revenues	$ 6,416,042		$6,416,042	$ 11,265,457		$11,265,457
Cost of Goods Sold	4,810,547		4,810,547	8,745,053		8,745,053

Gross Profit	$ 1,605,495		$1,605,495	$ ,520,404		$2,520,404

Expenses:
Payroll	691,376		691,376	1,001,102		1,001,102
Factoring Fee	85,554		85,554	191,504		191,504
Rent Expense	186,952		186,952	213,927		213,927
Depreciation & Amortization	40,179		40,179	72,257		72,257
General & Admin.	909,696	222,350(a)	1,132,046	1,048,542		1,048,542
Sales Commission	193,325		193,325	367,330		367,330

Total Expenses	$ 2,107,082	$ 222,350	$2,329,432	$ 2,894,662		$2,894,662

Net (Loss) from Operations	(501,587)	(222,350)	(723,937)	(374,258)		(374,258)

Other Income (Expense):
Interest Income and other	613		613	70,074		70,074
Realized Loss on Securities/other losses	(63,142)		(63,142)	(1,284,856)	(369,880)(b)	(1,654,736)
Interest and financing Expense	(261,285)		(261,285)	(304,970)		(304,970)

Net Income (Loss)	$ (825,401)	$ (222,350)	$(1,047,751)	$(1,894,010)	$(369,880)	$(2,263,890)

Basic & Diluted (Loss) Per Share	$ (0.144)	$ (0.058)	$(0.202)	$ (56.10)	$ (10.90)	$(67.00)

Weighted Avg. Shares Outstanding	5,693,954		5,693,954	33,762		33,762

(a)

To record the value of shares issued for services.

(b)

To record the impact of selling shares received in exchange for issuing preferred stock.

DIAMOND RANCH FOODS, LTD
STATEMENTS OF EQUITY AS ORIGINALLY STATED
					Additional	Retained	Treasury Stock/
	Preferred Stock		Common Stock		Paid-in	Earnings	Sub
	Shares	Amount	Shares	Amount	Capital	(Deficit)	Debt	Total
Balance, April 1, 2007	-	$-	34,448	$3	$3,944,276	$(4,845,434)	$272,554	$(628,601)
Shares rescinded	-	-	(1,500)	-	(300,000)	-	(272,554)	(572,554)
Shares issued for services	-	-	75	-	3,500	-	-	3,500
Purchase of Treasury Shares	-	-	(625)	-	-	-	(100,000)	(100,000)
Preferred Shares issued as financing costs	5,284,000	528	-	-	157,992	-	-	158,520
Net Loss	-	-	-	-	-	(1,894,010)	-	(1,894,010)
Balance March 31, 2008	5,284,000	528	32,398	3	3,805,768	(6,739,444)	(100,000)	(3,033,145)
Shares rescinded	-	-	(500)	-	-	-	-	-
Shares for services	-	-	902	-	750	-	-	750
Contribution of debt	-	-	-	-	53,718	-	-	53,717
Shares issued for services	-	-	10,745,000	1,075	106,375	-	-	107,450
Net Loss	-	-	-	-	-	(825,401)	-	(825,401)
Balance March 31, 2009	5,284,000	$528	10,777,800	$1,078	3,966,611	$(7,564,845)	$(100,000)	$(3,696,628)

DIAMOND RANCH FOODS, LTD
STATEMENTS OF EQUITY
RESTATED

					Additional	Retained
	Preferred Stock		Common Stock		Paid-in	Earnings
	Shares	Amount	Shares	Amount	Capital	(Deficit)	Total
Balance, April 1, 2007	-	$-	34,448	$3	3,944,276	$(4,845,434)	$(901,155)
Shares repurchased	-	-	(2,125)	-	(400,000)	-	(400,000)
Shares issued for services	-	-	75	-	3,500	-	3,500
Preferred shares issued for marketable securities	5,284	1	-	-	528,399	-	528,400
Net Loss	-	-	-	-	-	(2,263,890)	(2,263,890)
Balance March 31, 2008	5,284	1	32,398	3	4,076,175	(7,109,324)	(3,033,145)
Shares cancelled	-	-	(500)	-	(100,000)	-	(100,000)
Shares for services	-	-	902	-	750	-	750
Contribution of debt	-	-	-	-	53,718	-	53,718
Shares issued for services	-	-	10,745,000	1,075	428,725	-	429,800
Net Loss	-	-	-	-	-	(1,047,751)	(1,047,751)
Balance March 31, 2009	5,284	$1	10,777,800	$1,078	$4,459,368	$(8,157,075)	$(3,696,628)

DIAMOND RANCH FOODS, LTD
STATEMENTS OF CASH FLOWS

	For the year ended March 31, 2009 As originally stated	For the year ended March 31, 2009 Adjustment	For the year ended March 31, 2009 Restated	For the year ended March 31, 2008 As originally stated	For the year ended March 31, 2008 Adjustment	For the year ended March 31, 2008 Restated
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss	$ (825,401)	$ (222,350)	$ (1,047,751)	$ (1,894,010)	$ (369,880)	$ (2,263,890)
Adjustments to reconcile net loss to net cash
Provided by operating activities
Depreciation and Amortization	40,179		40,179	72,257		72,257
Other comprehensive loss				360,745		360,745
(Increase) Decrease in Inventory	36,870		36,870	(50,029)		(50,029)
(Increase) Decrease in Accounts Receivable	160,328		160,328	465,937		465,937
(Increase) Decrease in Deposits and Prepaids	15,260		15,260	172,940		172,940
Stock Issued in Exchange for Services	108,200	322,350(a)	430,550	3,500		3,500
(Decrease) Increase in Accounts Payable and Accrued Expenses	519,173		519,173	426,641		426,641
Interest Payable	117,541		117,541	-		-

Net Cash Used in Operating Activities	172,150	100,000	272,150	(442,019)	(369,880)	(811,899)

CASH FLOWS FROM INVESTING ACTIVITIES:
(Purchase) Sale of Marketable Securities	(18,320)		(18,320)	1,276,610	528,400(c)	1,805,010
Equipment	87,243		87,243	(3,006)		(3,006)

Net Cash Used in Investing Activities	68,923		68,923	1,273,604	528,400	1,802,004

CASH FLOWS FROM FINANCING ACTIVITIES:
Payments on Capital Lease Obligation	(10,202)		(10,202)	(5,091)		(5,091)
Factoring Payable	(390,154)		(390,154)	(210,991)		(210,991)
Shareholder Loans	101,831		101,831	348,789		348,789
Payments on Notes Payable	(10,000)		(10,000)	-		-
Payments on Related Party Debt	-		-	(209,000)		(209,000)
Contribution of Capital from Stockholders	53,718		53,718	-		-
Bank Overdraft	-		-	(493,021)		(493,021)
Repurchase of common stock shares	-	(100,000) (b)	(100,000)	(400,000)		(400,000)
Net Cash Used in Financing Activities	(254,807)	(100,000)	(354,807)	(810,794)	(158,520)	(969,314)

Net (Decrease) Increase in Cash and Cash Equivalents	(13,734)	(13,734)	20,791		20,791
Cash and Cash Equivalents at Beginning of Period	20,791	20,791	-		-

Cash and Cash Equivalents at End of Period	7,057	7,057	20,791		20,791

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for:
Interest	$ -	$ -	$ -		$ -
SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:
Stock issued for services	$ 108,200	$ 108,200	$ 3,500		$ 3,500
Stock issued for marketable securities	$ -	$ -	$ -	$ 528,400	$ 528,400

(a)

To record the effect of issuing shares for services.

(b)

To record the value of common stock repurchased.

(c)

Adjusted to show the effect of selling securities received in exchange for issuing preferred stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diamond Ranch Foods, Ltd.

By: /s/ Louis Vucci, Jr.

Date: May 25, 2010

Louis Vucci, Jr., President